UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 6, 2005

CHEMOKINE THERAPEUTICS CORP.

(Exact name of registrant as specified in charter)

Delaware	333-117858	33-0921251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6190 Agronomy Road, Suite 405 Vancouver, British Columbia	V6T 1Z3
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (604) 822-0301

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On September 6, 2005, Chemokine Therapeutics Corp. (“the Registrant”) announced the publication in the journal Stem Cells demonstrating that its lead product CTCE-0214 significantly multiplied the number of stem cells and related progenitor cell subsets from human cord blood through a process called ex-vivo expansion.  The publication also demonstrated that the CTCE-0214 treated cells showed significantly improved survival as well as markedly enhanced engraftment characteristics in an experimental model of stem cell transplantation.

ITEM 9.01. Financial Statements and Exhibits.

a.

Not applicable.

b.

Not applicable.

c.

Exhibits.

Exhibit Number	Description of Exhibit
99.1

Press Release of Registrant dated September 6, 2005, Chemokine Therapeutics Corp. (“the Registrant”) announced the publication in the journal Stem Cells demonstrating that its lead product CTCE-0214 significantly multiplied the number of stem cells and related progenitor cell subsets from human cord blood through a process called ex-vivo expansion.  The publication also demonstrated that the CTCE-0214 treated cells showed significantly improved survival as well as markedly enhanced engraftment characteristics in an experimental model of stem cell transplantation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 6, 2005	Chemokine Therapeutics Corp., a Delaware corporation By: /s/ David Karp David Karp Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1

Press Release of Registrant dated September 6, 2005, Chemokine Therapeutics Corp. (“the Registrant”) announced the publication in the journal Stem Cells demonstrating that its lead product CTCE-0214 significantly multiplied the number of stem cells and related progenitor cell subsets from human cord blood through a process called ex-vivo expansion.  The publication also demonstrated that the CTCE-0214 treated cells showed significantly improved survival as well as markedly enhanced engraftment characteristics in an experimental model of stem cell transplantation.

FOR IMMEDIATE RELEASE	TSX: CTI & OTCBB: CHKT

CHEMOKINE THERAPEUTICS PUBLISHES FIRST DEMONSTRATION OF ENHANCED SURVIVAL, EXPANSION, AND ENGRAFTMENT OF HUMAN CORD BLOOD STEM CELLS USING SYNTHETIC SDF-1 ANALOG

Vancouver, BC (September 6, 2005) – Chemokine Therapeutics Corp. (the Company) (OTCBB: CHKT; TSX: CTI), a biotechnology company developing peptide-based therapies to treat cancer, blood disorders, cardiovascular, and infectious diseases, today announced that has discovered yet another therapeutic application for its chemokine analog, CTCE-0214. The discovery, which is published in the Journal Stem Cells, demonstrated that the Company’s second lead product CTCE-0214 significantly multiplied the number of stem cells and related progenitor cell subsets from human cord blood through a process called ex-vivo expansion.

The CTCE-0214 treated cells demonstrated significantly improved survival as well as markedly enhanced engraftment characteristics in an experimental model of stem cell transplantation.

The capacity of cord blood to treat cancer and a wide range of degenerative diseases is directly related to the quantity and quality of stem cells in cord blood.  CTCE-0214 in a dose dependent manner significantly increased the expansion of all cell subsets studied, including important cell subtypes called CFU-GEMM and SCID-repopulating cells which have been identified as important stem cells for clinical use.

Improved methods to increase the number of the most primitive stem cells are expected to expand the potential therapeutic uses of cord blood in regenerative medicine.  About 5,000 patients, mostly children with cancer and other non-malignant diseases have had cord stem cell transplants to restore the blood and immune system following high dose chemotherapy. Recent scientific breakthroughs suggest the immature stem cells from cord blood have the capacity to regenerate specialized cells for neural and cardiac applications.  Cord blood is routinely harvested after delivery of full-term births and is stored frozen for future use by cord banks around the world. It is estimated that over 100,000 samples of cord blood are now stored in these banks.

“Human umbilical cord blood contains primitive stem cells which have tremendous potential for regenerative medicine. However, we have yet to realize the full potential of cord blood therapy,” stated study author Dr. Karen Li. “Transplantation-related complications remain high in adults, partly due to the low number of stem cells collected from cord blood.  With CTCE-0214 and a cocktail of growth factors, we were able to expand the number of CD34+ cells to over 10 fold.”

In a series of experiments investigators discovered that CTCE-0214 synergized with three growth factors; thrombopoietin (TPO), stem cell factor (SCF) and flt-ligand (FL) to increase the survival and growth of stem and progenitor cells in culture.  Adding CTCE-0214 at a low concentration for four days together with TPO, SCF and FL significantly enhanced the ex vivo expansion of CD34+ cells and all subsets of progenitor blood cells and demonstrated significant increases in engraftment in immunodeficient mice used to evaluate the engraftment potential of human stem cells.

Investigators also made an important discovery that engraftment of stem cells was also significantly improved following a short exposure (4 hours) of higher doses of CTCE-0214.

”The improved engraftment using a short pulse of CTCE-0214 was an exciting observation and the mechanism was possibly associated with homing potential of the infused stem cells into the bone marrow,” said Dr. Li. “In other words, with a short pulse of CTCE-0214, we increased the engrafting capacity of these cells without increasing quantity of these cells.”

The article is entitled: “Small Peptide Analog of SDF-1(alpha) Supports Survival of Cord Blood CD34+ Cells in Synergy with Other Cytokines, Enhances Their Ex Vivo Expansion and Engraftment in NOD/SCID Mice.”  It has been published electronically online in advance of the print issue in the journal Stem Cells (www.stemcells.com).  The study was originally presented during an oral Session, Monday, December 6, 2004 at the 46th annual meeting of the American Society of Hematology, San Diego.

About CTCE-0214

CTCE-0214 is a stable peptide agonist of stromal cell-derived factor-1 (SDF-1), a key signaling molecule in the proliferation, homing, engraftment and expansion of hematopoietic stem cells and white blood cells. SDF-1 is also believed to work as a traffic controller for infection-fighting white blood cells and progenitor cell migration providing an essential function to combat immunosuppression.  CTCE-0214, based on Chemokine’s preclinical research, mimics the activity of the natural chemokine SDF-1 by increasing the level of white blood cells (neutrophils), bleeding prevention cells (platelets) and stem cells (primitive blood forming cells) in the blood. The Company recently announced the completion of the first of its Phase I clinical trial tests. The Company confirmed that the positive safety profile and efficacy results from the Phase I trial of CTCE-0214 warranted to accelerate the development of the product. These trials are designed to test the safety and efficacy of CTCE-0214 for stimulating rapid mobilization and regeneration of infection-fighting white blood cells and other cells of hematopoietic (blood) origin.  Low blood counts compromise the infection-fighting ability of patients undergoing chemotherapy. Further, CTCE-2014 may also be useful for applications in regenerative medicine as the compound greatly speeds up the growth, multiplicity, and maturity of stem cells while, at the same time, keeping the cells living longer.

About Chemokine Therapeutics Corp. (TSX: CTI, OTCBB: CHKT)

Chemokine Therapeutics is a product-focused biotechnology company developing drugs that harness the therapeutic potential of stem cells through chemokine pathways. Chemokines are a class of cytokines, proteins which signal biological responses from stem cells that play a critical role in the growth, differentiation and maturation of cells necessary for fighting infection, as well as tissue repair and regeneration.   Stem cells are the master primitive cells that give rise to all of the cells and organs in the body. Chemokines are one of the major mediators of stem cell activity including stem cell growth, differentiation and maturation. Chemokine Therapeutics is a leader in research in this field. The Company has five products with two lead product candidates in clinical trials; CTCE-0214, for enhancing the immune system, and CTCE-9908, to prevent the spread of cancer and its continued growth. For more information, please visit its website at www.chemokine.net.

Safe Harbor Statement under the U. S. Private Securities Litigation Reform Act of 1995:  Statements in this document regarding managements' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made.  For this purpose, any statements that are contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, the words "believes", "anticipates", "plans", "intends", "will", "should", "expects", "projects", and similar expressions are intended to identify forward-looking statements. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause actual results, future circumstances, or events to differ materially from those projected in the forward-looking statements. These risks include, but are not limited to, those associated with the success of research and development programs, the regulatory approval process, competition, securing and maintaining corporate alliances, market acceptance of the Company's products, the availability of government and insurance reimbursements for the Company's products, the strength of intellectual property, financing capability, the potential dilutive effects of any financing, reliance on subcontractors and key personnel and other risks detailed from time-to-time in the Company's public disclosure documents and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Forward-looking statements are made as of the date hereof, and the Company disclaims any intention and has no obligation or responsibility, except as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

For further information contact:

Corporate Contact: Frederica Bell Director, Investor Relations Chemokine Therapeutics Corp. (604)827-3131 fbell@chemokine.net	Edward Lewis Public Relations CEO Cast, Inc (212) 732-4300 Elewis@ceocast.com